UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2007
ASSURANCEAMERICA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-06334	87-0281240

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification Number)

RiverEdge One, Suite 600
5500 Interstate North Parkway
Atlanta, Georgia	30328

(Address of principal executive offices)	(Zip Code)
(770) 952-0200

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events
     On May 31, 2007, the Company sent a letter to shareholders and others describing certain results for April 2007 and year-to-date results. A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
99.1	Letter to Shareholders dated May 31, 2007, issued by Registrant
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 1, 2007	ASSURANCEAMERICA CORPORATION

	By:	/s/ Mark H. Hain

Mark H. Hain, Senior Vice President and General Counsel